UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2005

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Ross Avenue Suite 3400 Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 22, 2005, Trammell Crow Company (the “Company”) entered into the Second Amendment of Credit Agreement with Bank of America, N.A. (the “Amendment”), that modified the terms of the Company’s Credit Agreement dated June 28, 2002, among the Company, Bank of America, N.A. as administrative agent and the other lender parties thereto.  Bank of America, N.A., is one of the Company’s largest customers.

Pursuant to the terms of the Amendment, the Company will be allowed to purchase additional ordinary shares of Savills plc, a leading property services firm based in the United Kingdom (“Savills”).  The Amendment is attached hereto in its entirety as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 25, 2005, the Company issued a press release announcing the acquisition of 1,677,970 ordinary shares of Savills on the open market, and 5,243,229 ordinary shares of Savills through the exercise of an option issued by Savills.  The total purchase price was approximately $91.3 million, consisting of $12.44 per share for the purchases made on the open market, and $13.43 per share for the purchase made pursuant to the option.  Prior to the purchases, the Company believes that it owned approximately 9.9% of the outstanding ordinary shares of Savills, and after the purchases, the Company believes that it now owns approximately 19.6% of the outstanding ordinary shares of Savills.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

In 2000, the Company formed a strategic alliance with Savills to provide each company’s clients access to the commercial real estate service capabilities of the other.  The Company has the right to select two members of Savills’ board, and William F. Concannon, Vice Chairman and a director of the Company, has served at the Company’s request as a director of Savills since June 2000, and Derek R. McClain, Chief Financial Officer of the Company, has served at the Company’s request as a director of Savills since August 2002.

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Exhibit Title

10.1	Second Amendment of Credit Agreement dated April 22, 2005, between the Company and Bank of America, N.A.
99.1	Press release dated April 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: April 26, 2005	By:	/s/ J. Christopher Kirk
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Second Amendment of Credit Agreement dated April 22, 2005, between the Company and Bank of America, N.A.
99.1	Press release dated April 25, 2005